UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

SJW Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-8966	77-0066628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 279-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2018, SJW Group, a Delaware corporation (the “Company”), Hydro Sub, Inc., a Connecticut corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Connecticut Water Service, Inc., a Connecticut corporation (“CTWS”) entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”). The Amended and Restated Merger Agreement amended and restated the Agreement and Plan of Merger, dated as of March 14, 2018, among the Company, Merger Sub and CTWS (the “Original Merger Agreement”), pursuant to which Merger Sub will merge with and into CTWS (the “Merger”), with CTWS surviving the Merger as a wholly owned subsidiary of the Company.

The Amended and Restated Merger Agreement provides CTWS with a 45-day period, commencing on May 31, 2018 and concluding at 11:59 p.m. Eastern Time on July 14, 2018, during which CTWS has the right to solicit alternative proposals from third parties, engage in discussions regarding such proposals, furnish certain information (including non-public information) in connection with such proposals, and otherwise cooperate with efforts to make such proposals. Before CTWS is entitled to change its recommendation in order to accept a superior proposal, the Company has the right, over a period of five business days (which was extended in the Amended and Restated Merger Agreement from 96 hours in the Original Merger Agreement), to propose changes to the terms of the Amended and Restated Merger Agreement and, if requested by the Company, CTWS is required to engage with the Company in good faith negotiations regarding any changes to the terms of the Amended and Restated Merger Agreement proposed by the Company. If any amendment is made to the financial terms or any other material terms of the superior proposal which forms the basis of the intention of CTWS’s board of directors to change its recommendation, the Company has the right to propose changes and negotiate with CTWS for an additional three business days (which was extended in the Amended and Restated Merger Agreement from 72 hours in the Original Merger Agreement).

The Amended and Restated Merger Agreement also provides for an extension to 15 months (from 12 months in the Original Merger Agreement) of the time period for the cash termination fee in the amount of $28.1 million that CTWS will be required to pay to the Company if: (1) an alternative proposal is made to CTWS or becomes publicly known, or an intention to make such a proposal is publicly announced and not publicly withdrawn, after the date of the Original Merger Agreement and prior to the special meeting of CTWS’s shareholders to vote on the Merger, (2) the Amended and Restated Merger Agreement is thereafter terminated by (A) either the Company or CTWS because the Merger has not closed by March 14, 2019 (if the special meeting of CTWS’s shareholders to vote on the Merger has not been held) or CTWS’s shareholders fail to approve the Merger, or (B) the Company because CTWS materially breaches the Amended and Restated Merger Agreement; and (3) within 15 months of such termination of the Amended and Restated Merger Agreement, CTWS enters into a definitive agreement to consummate or consummates an alternative proposal.

The Amended and Restated Merger Agreement and the above description of the Amended and Restated Merger Agreement have been included to provide investors with information regarding the terms of the Amended and Restated Merger Agreement. It is not intended to provide any other factual information about the Company, CTWS or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Amended and Restated Merger Agreement were made only for purposes of the Amended and Restated Merger Agreement as of specific dates, were solely for the benefit of the parties to the Amended and Restated Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Amended and Restated Merger Agreement and the Original Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Amended and Restated Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or CTWS. The Amended and Restated Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the annual reports on Form 10-K and quarterly reports on Form 10-Q of the Company, the Registration Statement on Form S-4 containing a joint proxy statement/prospectus filed by the Company with the Securities and Exchange Commission (“SEC”) on April 25, 2018 in connection with the Merger, and any future amendments thereto, and other documents that the parties file with the SEC. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, CTWS or any of their respective subsidiaries, affiliates or businesses.

The foregoing description of the Amended and Restated Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information under Item 1.01 of this current report on Form 8-K is incorporated by reference in this Item 7.01.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the shareholders of CTWS or the shareholders of SJW Group for the transaction are not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (3) the risk that the anticipated tax treatment of the transaction is not obtained; (4) the effect of water, utility, environmental and other governmental policies and regulations; (5) litigation relating to the transaction; (6) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (7) risks that the proposed transaction disrupts the current plans and operations of CTWS or SJW Group; (8) the ability of CTWS and SJW Group to retain and hire key personnel; (9) competitive responses to the proposed transaction; (10) unexpected costs, charges or expenses resulting from the transaction; (11) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (12) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; and (13) legislative and economic developments. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that has been filed with the SEC in connection with the proposed transaction.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to SJW Group’s overall business, including those more fully described in SJW Group’s filings with the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2018, and CTWS’s overall business and financial condition, including those more fully described in CTWS’s filings with the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2018. Forward looking statements are not guarantees of performance, and speak only as of the date made, and neither SJW Group or its management nor CTWS or its management undertakes any obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction between SJW Group and CTWS, on April 25, 2018, SJW Group filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of SJW Group and CTWS that also constitutes a prospectus of SJW Group. These materials are not yet final and will be amended. SJW Group and CTWS may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus, Form S-4 or any other document which SJW Group or CTWS may file with the SEC. INVESTORS AND SECURITY HOLDERS OF SJW GROUP AND CONNECTICUT WATER ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Form S-4 and the joint proxy statement/prospectus and other documents filed with the SEC by SJW Group and CTWS through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by SJW Group are available free of charge on SJW Group’s investor relations website at https://sjwgroup.com/investor_relations. Copies of documents filed with the SEC by CTWS are available free of charge on CTWS’s investor relations website at https://ir.ctwater.com/.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

SJW Group, CTWS and certain of their respective directors and officers, and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the holders of SJW Group and CTWS securities in respect of the proposed transaction. Information regarding SJW Group’s directors and officers is available in SJW Group’s annual report on Form 10-K for the fiscal year ended December 31, 2017 and its proxy statement for its 2018 annual meeting dated March 6, 2018, which are filed with the SEC. Information regarding CTWS’s directors and officers is available in CTWS’s annual report on Form 10-K for the fiscal year ended December 31, 2017, and its proxy statement for its 2018 annual meeting dated April 6, 2018, which are filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the Form S-4 and the joint proxy statement/prospectus and other documents filed with the SEC by SJW Group and CTWS. These documents are available free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of May 30, 2018, by and among SJW Group, Hydro Sub, Inc. and Connecticut Water Service, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJW GROUP

Date: May 30, 2018	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer